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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                        Pursuant to Section 13 or 15 (d)
                     of the Securities Exchange Act of 1934


                       Date of Report: December 13, 2000
                       (Date of earliest event reported)



                                  DOCENT, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                  0-31537                    77-0460705
     --------------             -----------              ------------------
       (State of                (Commission                 (IRS Employer
     Incorporation)             File Number)             Identification No.)



2444 Charleston Road, Mountain View, California                  94043
------------------------------------------------               ----------
  (Address of principal executive offices)                     (Zip Code)

                                (650) 934-9500
                                --------------
             (Registrant's telephone number, including area code)

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Item 5.    OTHER EVENTS

     5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein, is historical financial information for Docent, Inc. for the quarters in fiscal year 1999 and the first three quarters in fiscal year 2000.

           In the opinion of our management, the unaudited quarterly information included in this Current Report on Form 8-K has been prepared on a basis consistent with our audited financial statements and includes all adjustments, consisting of normal and recurring adjustments, that management considers necessary for a fair presentation of the data. These quarterly results are not necessarily indicative of future quarterly patterns or future patterns or results. The historical financial information included herein should be read in conjunction with our financial statements and the related notes included with our other SEC filings.

Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)  Exhibits

     99.1 Financial information for Docent, Inc. for the quarters in fiscal year 1999 and the first three quarters in fiscal year 2000.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DOCENT, INC.
                                           (Registrant)



Date: December 13, 2000                    By:  /s/ Donald E. Lundgren
                                                ----------------------
                                                Donald E. Lundgren
                                                Vice President and
                                                Chief Financial Officer